UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)	As previously disclosed on a Current Report on Form 8-K filed on March 4, 2025, The Bancorp, Inc. (the “Company”) inappropriately filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), in part because the Company had not completed additional closing procedures related to the accounting for consumer fintech loans in the allowance for credit losses at the time of the filing of the Annual Report.

The Company expects to record an adjustment to the allowance for loan losses and provision expense associated with consumer fintech loans outstanding at the end of the period, and record a like amount, to the consumer fintech loan credit enhancement on the balance sheet and non-interest income, with no net income impact.  There was no impact to the financial statements for the fiscal years ended December 31, 2023 and December 31, 2022.

The Company is continuing to evaluate its conclusions regarding disclosure controls and procedures, and internal control over financial reporting. A review by the Audit Committee of the Company’s Board of Directors is also being conducted.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K/A may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this Current Report are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to its reserves for certain consumer fintech loans and the impact on the Company’s operations, controls and financials as a result of the review. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to review or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2025	The Bancorp, Inc.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and
Secretary